BARCLAYS HIGH YIELD BOND & SYNDICATED LOAN CONFERENCE June 12, 2015

2 FORWARD-LOOKING STATEMENTS This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. Our forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, adverse weather conditions, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to realize the anticipated strategic benefits of the acquisition of Smithfield Foods, Inc. by WH Group Limited, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations and other risks and uncertainties described under Part I, Item 1A. "Risk Factors" in our Report on Form 10-K for the twelve months ended December 28, 2014. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that we make speaks only as of the date of such statement, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

3 NON-GAAP MEASURE RECONCILIATIONS TTM ($ mm's) FY 2013 CY 2013 CY 2014 Q1 2015 Net Income 183.8$ 120.7$ 556.1$ 547.9$ Add: Interest 168.7 180.5 159.4 153.3 Add: Income tax 46.1 35.6 217.0 209.2 Add: Depreciation and amortization 239.9 244.4 230.8 232.0 EBITDA 638.5$ 581.2$ 1,163.3$ 1,142.4$ Adjustments: (Gain) loss on debt extinguishment 120.7 1.7 (0.9) 13.0 Merger related costs - 41.9 - - Impact of purchase accounting - 45.6 - - Adjusted EBITDA 759.2$ 670.4$ 1,162.4$ 1,155.4$ FY09 FY09 FY10 FY10 FY10 FY10 FY12 FY12 Q3 Q4 Q1 Q2 Q3 Q4 Q2 Q3 Operating profit - Packaged Meats 115.9$ 128.8$ 106.0$ 129.4$ 141.6$ 100.6$ 75.0$ 117.4$ Adjustments: Restructuring and impairment charges 63.6 3.4 6.0 6.0 2.1 2.8 - - Sioux city plant closure - - - - 13.1 - - - Portsmouth plant closure - - - - - - 0.4 1.7 Packaged Meats adjusted operating profit 179.5$ 132.2$ 112.0$ 135.4$ 156.8$ 103.4$ 75.4$ 119.1$

Ken Sullivan Executive Vice President and Chief Financial Officer 4

COMPANY OVERVIEW 5

6 SMITHFIELD IS WHOLLY OWNED INDEPENDENT SUBSIDIARY OF WH GROUP WH GROUP: UNDISPUTED MARKET LEADER WITH GLOBAL FOOTPRINT Shuanghui Development and Smithfield Joint Venture

7 Packaged Meats 40% Fresh Pork 32% Hog Production 19% International 9% PACKAGED MEATS SEGMENT IS KEY BUSINESS MODEL DRIVER Note: 2014 sales before inter-segment eliminations

8 #1 US PACKAGED PORK COMPANY 18% 10% 6% 6% 4% OTHERS 56% Source: Frost & Sullivan

9 Note: 2014 packaged meats third party sales and volume based on internal shipment data #1 SUPPLIER TO RETAIL, FOODSERVICE AND EXPORT TRADE CHANNELS Retail 50% Foodservice 33% Deli 10% Processor/ Industrial 4% Export 3% Sales Retail 55% Foodservice 30% Deli 8% Processor/ Industrial 4% Export 3% Volume

10 #1 U.S. PACKAGED PORK COMPANY – RETAIL 42% 23% 19% 18% 15% 15% 13% 12% 9% 6% 6% H am M ar in at ed Po rk B ac o n Co o ke d D inne r Sausa ge B B Q Ho t D o gs Po rt ab le Lun che s D ry Saus ag e Del i Mea ts Sli ced Lun chm e at B rea kf as t Sa u sag e Market Share (%) & Rank Source: Information Resources, Inc. (IRI) 13 weeks ending 05/10/15 and Nielsen Perishables Group 13 weeks ending 04/25/15 #1 #2 #1 #2 #3 #3 #2 #2 #2 #5 #5

11 #1 U.S. PACKAGED PORK COMPANY – FOODSERVICE 33% 31% 29% 28% 23% 22% Bacon Fresh Pork Ham BBQ Breakfast Sausage Hot Dogs Market Share (%) & Rank Source: Westport Consulting Group 2014 #1 #1 #1 #1 #1 #1

12 #1 PORK PROCESSOR 27% 17% 11% 8% 8% 5% 5% OTHERS 19% Source: Daily Livestock Report, 2014

13 #1 SUPPLIER TO EXPORT Note: 2014 export markets by volume; Other category consist of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Caribbean, Chile, Columbia, Costa Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guam, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Taiwan Mexico 31% China/HK 21% Japan 17% Korea 7% Russia 5% Canada 5% Philippines 2% Other 12%

14 #1 HOG PRODUCER 15% 7% 4% 4% 3% 3% OTHERS 66% Source: Daily Livestock Report, 2014

CREDITOR FOCUSED FINANCIAL MANAGEMENT 15

16 MILESTONES SINCE MERGER WITH WH GROUP IN SEPTEMBER 2013 SEP 2013 Achieved net debt to capital target of < 40% AUG 2014 Returned liquidity to over $1 billion SEP 2014 Accomplished net debt to EBITDA target of < 3x JAN 2015 Reduced debt to pre-merger level of $2.5 billion FEB 2015 Executed bond tender, reducing interest expense $12 million annually FEB 2015 Announced “One Smithfield” realignment MAY 2015 Refinanced all credit lines and bank debt over last 6 months, extending maturities and reducing pricing

17 41% 40% 34% 34% Apr-13 Dec-13 Dec-14 Mar-15 Net Debt to Capital $2,160 $2,834 $2,293 $2,372 Apr-13 Dec-13 Dec-14 Mar-15 Net Debt ($ mm) REDUCED DEBT BY $1 BILLION SINCE WH GROUP MERGER $1,528 $1,152 $1,691 $1,178 Apr-13 Dec-13 Dec-14 Mar-15 Liquidity ($ mm) 2.8x 4.2x 2.0x 2.1x Apr-13 Dec-13 Dec-14 Mar-15 Net Debt to Adjusted EBITDA Note: EBITDA has been adjusted for certain one-time items such as merger-related costs and debt extinguishment charges. Refer to non-GAAP measure reconciliations.

18 CONTINUED PROACTIVE AND CAREFUL LIQUIDITY MANAGEMENT • Upsized facility by $50 million • Extended maturity to December 2017 • Reduced drawn pricing by 10 bps to ABCP + 1.05% and undrawn pricing by 5 bps to .40% A/R Securitization: Completed December 2014 Bond Tender: Completed February 2015 Inventory Revolver: Completed April 2015 Rabobank Term Loan: Completed May 2015 • Tendered for $258 million public notes funded with cash and credit lines, all but $40 million of the credit line borrowings has been repaid • Interest arbitrage of approximately 5%, saving $12 million annually • Improved drawn pricing by an average of 75 bps to LIBOR + 1.75% and undrawn pricing by an average of 15 bps to .30% • Extended maturity from 2016 to 2020 • Improved pricing by 75 bps • Extended maturity from 2018 to 2020 • Delayed draw feature for $100 million until April 2016

19 SIGNIFICANTLY IMPROVED DEBT MATURITY PROFILE 2016 2017 2018 2019 2020 2021 2022 $1,025 Inventory Revolver $1,025 Inventory Revolver No Loans Drawn Pre-Tender Bond Balances Post-Tender Bond Balances $275 A/R Facility $325 A/R Facility $40 Drawn 2017 Bonds reduced from $481 to $426 $200 Term Loan $150 Term Loan $50 Drawn 2018 Bonds reduced from $500 to $452 2021 Bonds reduced from $400 to $355 2022 Bonds reduced from $995 to $885 Bank Facilities Prior to Refinancing Bank Facilities After Refinancing Note: Balances as of 05/06/15

20 POSITIVE CREDIT RATINGS TRAJECTORY Trajectory reflects strength of improved credit metrics and capital structure MOODY’S STANDARD & POOR’S Pre-merger Announcement Merger Announcement Merger Current Ba3 Stable BB Stable B1 Stable BB- Stable Ba3 Stable Under Review Uncertain Outlook On Watch Negative Outlook BB Stable

GROWTH STRATEGY 21

22 $185 $460 $0.06 $0.16 FY07 CY14 Packaged Meats profitability has improved, but significant growth potential remains Operating Profit ($ mm) Operating Profit ($/lb) SIGNIFICANT GROWTH POTENTIAL OF PACKAGED MEATS BUSINESS $3.55 $4.30 $4.49 $5.55 Tyson/Hillshire Oscar Mayer Hormel Sizeable opportunity to narrow price gap to competition Packaged meats ASP ($/lb) Packaged Meats Growth Drivers Broad-based gains in market share, distribution and margins, as well as higher selling prices, fueled by • Increased consumer marketing • Product innovation • Capital investment “One Smithfield” realignment to improve competitive cost structure and align organization to better serve customer needs Source: Information Resources, Inc. (IRI) 52 weeks ending 05/10/15 Every $0.01/lb of margin improvement increases operating profit by $30 million

23

PACKAGED MEATS DIVISION HAS REALIZED SIGNIFICANT AND CONSISTENT IMPROVEMENT IN MARGINS



Initial Goal
$10
$10 to $15
$12 to $17
$15 to $20
$5
$6
$19
$17
$18
$19
$19
$15
$11
$12
$16
$12
$17
$11
$15
$16
$21
$15
$15
$16
$16
$19
$15
$18
$14
$24
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
CY14 Q1
CY14 Q2
CY14 Q3
CY14 Q4
CY15 Q1
Adjusted Operating Profit ($/cwt)
Normalized Range ($/cwt)

Note: Refer to non-GAAP measure reconciliations.

24 Farmland Foods, Inc. Packaged Meats Fresh Pork Sales & Marketing Administrative Functions Smithfield Packing Company Packaged Meats Fresh Pork Sales & Marketing Administrative Functions John Morrell Food Group Packaged Meats Sales & Marketing Administrative Functions Murphy-Brown LLC Hog Production Administrative Functions International Meat Processing Hog Production Administrative Functions Corporate ONE SMITHFIELD 2009

25 Smithfield- Farmland Packaged Meats Fresh Pork Sales & Marketing Administrative Functions John Morrell Food Group Packaged Meats Sales & Marketing Administrative Functions Murphy-Brown LLC Hog Production Administrative Functions International Meat Processing Hog Production Administrative Functions Corporate ONE SMITHFIELD 2013

26 Larry Pope President and CEO PACKAGED MEATS DIVISION Joe Sebring President SALES & MARKETING John Pauley Executive Vice President of Retail Sales FRESH PORK DIVISION Scott Saunders President HOG PRODUCTION DIVISION Gregg Schmidt President INTERNATIONAL DIVISION Darek Nowakowski President ADMINISTRATIVE FUNCTIONS Ken Sullivan EVP & CFO OTHER SMITHFIELD FOODS SENIOR EXECUTIVES ONE SMITHFIELD TODAY

27 ONE SMITHFIELD BENEFITS OF “ONE SMITHFIELD” APPROACH Benefits of “One Smithfield” Approach Unifies all IOCs, brands, marketing and 48,000+ employees under one corporate umbrella Leverages Smithfield’s size and scope in pork industry Allows for more efficient and effective approach to the market Best utilizes management talent across company Aligns with the way in which customers operate Optimizes manufacturing platform, plant efficiency, distribution and logistics Optimizes operations in brand management, manufacturing, sales and marketing Stronger marketing, brand building and innovation across all brands

28 INNOVATION PLATFORMS INNOVATION AND THOUGHT LEADERSHIP WILL IGNITE FUTURE GROWTH Licensing Snacking Brand Extension Line Extension Health INNOVATION MISSION Create an ongoing flow of innovation, that becomes part of DNA. Establish innovation leadership that drives best-in-class long- term value. Achieve innovation leadership that halos into brand leadership.

29 BRANDS PRIMED FOR NATIONAL LEADERSHIP Flagship Brand • Mainstream premium • Ham, Bacon and Fresh Pork Growth Engine • Value • Smoked Sausage and Deli Already the National Leader • Premium Hot Dogs

30 GROWTH STRATEGY IS WORKING EXPLOSIVE GROWTH IN BACON 27.2 32.8 39.4 40.9 56.2 2010 2011 2012 2013 2014 mm lb s Smithfield bacon volume is +29 mm lbs since 2010 +37% YOY Source: Third party sales volume based on internal shipment data

31 GROWTH STRATEGY IS WORKING – SMITHFIELD TAKING SHARE SMOKED SAUSAGE 10.6% 11.7% 11.3% 12.4% 13.2% 14.6% 2010 2011 2012 2013 2014 2015 YTD Mar ke t sh ar e 28.1% 25.5% 24.9% 24.3% 22.7% 20.2% 2010 2011 2012 2013 2014 2015 YTD Mar ke t sh ar e Source: Information Resources, Inc. (IRI) 52 week volume share; 2015 YTD week ending 05/10/15 Top Competitor

32 GROWTH STRATEGY IS WORKING – SMITHFIELD TAKING SHARE HOT DOGS 39.8% 38.5% 38.1% 40.4% 41.2% Jan Feb Mar Apr May Mar ke t sh ar e 34.0% 35.1% 35.2% 33.5% 31.9% Jan Feb Mar Apr May Mar ke t sh ar e Source: Information Resources, Inc. (IRI) premium beef hot dogs 12 week volume share Top Competitor

33

SMITHFIELD IS FASTEST GROWING TOP 50 CPG COMPANY

DOLLAR SALES +16%



1
Smithfield Is Fastest Growing
Top 50 CPG Company
Dollar Sales +16%
20%
15%
10%
5%
0%
-5%
-10%
Smithfield
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Dollar Sales % Change YOY

Smithfield · Eckrich · Farmland · Armour · Cook's · John Morrell · Gwaltney · Nathan's · Kretschmar · Margherita · Curly's · Carando · Healthy Ones

Source: Information Resources, Inc. (IRI) 52 weeks ending 05/17/15